MASSMUTUAL INSTITUTIONAL FUNDS

This Prospectus describes the following Funds:

•	MassMutual Fundamental Value Fund seeks long-term total return.

•	MassMutual Large Cap Growth Fund seeks long-term growth of capital and future income.

•	MassMutual Small Company Value Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

•	MassMutual Small Company Growth Fund seeks long-term capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 31, 2001

Summary Information

This Prospectus describes four Funds offered by MassMutual Institutional Funds (the “Trust”). The Trust also offers other Funds, which are described in a separate prospectus. The Trust provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 12.

•	Fees and Expenses.

There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Because each of the Funds in this Prospectus is a new Fund effective December 31, 2001, the Funds do not have actual performance. For all of these Funds, the performance of the Sub-Adviser is provided based on a composite of portfolios managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund. The Performance Charts for those Sub-Advisers reflect the Sub-Adviser’s composite performance, adjusted for class specific expenses of the particular Fund.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a Fund’s Annual Fund Operating Expenses. None of the Funds charges any Shareholder Fees for any class of share. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.
MassMutual Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk and Leveraging Risk.

These Risks are described beginning on page 12.

Annual Performance

The Fund began operations December 31, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses (1)	.15%	.19%	.34%	.34%
Total Annual Fund Operating Expenses (2)(3)	.80%	.84%	.99%	1.24%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

(3)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$ 82	$255
Class Y	$ 86	$268
Class L	$101	$315
Class A	$126	$394

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
Wellington Management Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 12.81% for the quarter ended March 31, 1991 and the lowest was -11.32% for the quarter ended September 30, 1999.

Wellington Management Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares Wellington Management’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite
Class S*	22.97%	17.70%	17.89%
Class Y*	22.93%	17.66%	17.85%
Class L*	22.78%	17.51%	17.70%
Class A*	22.53%	17.26%	17.45%
S&P 500® Index∧	-9.10%	18.33%	17.46%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.
MassMutual Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 65% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Alliance Capital Management L.P. (“Alliance Capital”), believes offer prospects for long-term growth.

Alliance Capital’s investment strategy focuses on a relatively small number of intensively researched companies. Alliance Capital selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, Alliance Capital invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. Alliance Capital will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

Annual Performance

The Fund began operations December 31, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses (1)	.19%	.23%	.38%	.38%
Total Annual Fund Operating Expenses (2)(3)	.84%	.88%	1.03%	1.28%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

(3)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$86	$268
Class Y	$90	$281
Class L	$105	$328
Class A	$130	$406

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
Alliance Capital Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Alliance Capital for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 30.94% for the quarter ended December 31, 1998 and the lowest was –14.22% for the quarter ended December 31, 2000.

Alliance Capital Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares Alliance Capital’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Alliance Capital Composite
Class S*	–17.77%	22.57%	20.26%
Class Y*	–17.81%	22.53%	20.22%
Class L*	–17.96%	22.37%	20.07%
Class A*	–18.21%	22.12%	19.81%
S&P 500® Index∧	–9.10%	18.33%	17.46%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by Alliance Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.
MassMutual Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund generally invests at least 65% of its net assets in publicly traded stocks of small U.S. companies with market capitalizations at the time of purchase that fall within or below the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of June 30, 2001, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $147 million and $1.4 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio. Each Sub-Adviser will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

Annual Performance

The Fund began operations December 31, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses (1)	.20%	.24%	.39%	.39%
Total Annual Fund Operating Expenses (2)(3)	1.05%	1.09%	1.24%	1.49%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

(3)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$107	$334
Class Y	$111	$347
Class L	$126	$393
Class A	$152	$471

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
Clover and T. Rowe Price Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.50% 2Q 1999	-19.28% 3Q 1998
T. Rowe Price Composite	19.85% 2Q 1999	-19.82% 3Q 1998

Clover and T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Three Years	Since Inception
Clover Composite			(3/96)
Class S*	10.66%	13.20%	15.76%
Class Y*	10.62%	13.16%	15.72%
Class L*	10.47%	13.01%	15.56%
Class A*	10.22%	12.76%	15.30%
Russell 2000 Index∧	–3.02%	5.01%	10.01%

T. Rowe Composite			(4/97)
Class S*	23.66%	4.06%	11.91%
Class Y*	23.62%	4.02%	11.87%
Class L*	23.47%	3.87%	11.71%
Class A*	23.22%	3.61%	11.44%
Russell 2000 Index∧	–3.02%	5.01%	11.00%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The T. Rowe Price composite represents the performance of a single, separately-managed private account. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.
MassMutual Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. The Fund will generally buy securities of companies whose market capitalizations at the time of purchase are included in the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of June 30, 2001, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $147 million and $1.4 billion. Normally, at least 65% of the Fund’s investments will be in small cap companies. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio. Each Sub-Adviser will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. The Fund is not required to invest in dividend paying stocks, since current income is not an objective of the Fund.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Allied Investment Advisors, Inc. (“Allied”) invests primarily in securities of smaller companies that are in the early stages of development and which Allied believes have the potential to achieve substantial long-term earnings growth. In selecting investments for the portfolio, Allied purchases securities of small-cap U.S. companies with strong earnings growth potential. Allied may also purchase stocks of companies that are experiencing unusual, non-repetitive “special” situations (such as mergers or spin-offs) or that have valuable fixed assets whose value is not, in Allied’s opinion, fully reflected in a stock’s price. Allied may also purchase stocks of smaller companies that it believes are undervalued relative to their assets, earnings or growth potential.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

Annual Performance

The Fund began operations December 31, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses (1)	.20%	.24%	.39%	.39%
Total Annual Fund Operating Expenses (2)(3)	1.05%	1.09%	1.24%	1.49%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

(3)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$107	$334
Class Y	$111	$347
Class L	$126	$393
Class A	$152	$471

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
Mazama and Allied Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	28.89% 4Q 1998	-21.42% 4Q 2000
Allied Composite	82.53% 4Q 1999	-18.51% 3Q 1998

Mazama and Allied Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception
			(4/93)
Mazama Composite
Class S*	-5.74%	17.12%	18.16%
Class Y*	-5.78%	17.08%	18.12%
Class L*	-5.93%	16.92%	17.97%
Class A*	-6.18%	16.67%	17.71%
Russell 2000 Index∧	-3.02%	10.31%	11.65%

Allied Composite			(8/95)
Class S*	-7.32%	27.81%	27.36%
Class Y*	-7.36%	27.77%	27.32%
Class L*	-7.51%	27.61%	27.16%
Class A*	-7.76%	27.35%	26.90%
Russell 2000 Index∧	-3.02%	10.31%	10.70%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security.

Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•
Credit Risk.  All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings.

•
Management Risk.  All the Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

Certain types of investments may have a greater effect on a Fund’s performance. Investments by the Small Company Growth Fund in initial public offerings (“IPOs”) may have a significant impact on its returns during its start up period. However, the impact of IPOs would not be expected to be as great as the Fund’s assets grow.

•
Liquidity Risk.   Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk.

•
Derivative Risk.  All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•
Foreign Investment Risk.   Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. All the Funds are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•
Emerging Markets Risk.   The Large Cap Growth Fund and the Small Company Growth Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•
Currency Risk.  The Large Cap Growth Fund, Small Company Value Fund and the Small Company Growth Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. Dollar, or, in the case of hedging positions, the U.S. Dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•
Smaller Company Risk.   Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Small Company Value Fund and Small Company Growth Fund generally have the greatest exposure to this risk.

•
Growth Company Risk.   Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Large Cap Growth Fund and the Small Company Growth Fund have significant growth company risk. Growth companies, especially technology related companies, have seen dramatic rises in stock valuations. These Funds may also have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•
Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

Fund	Market Risk	Credit Risk	Management Risk	Liquidity Risk	Derivative Risk	Foreign Investment Risk	Currency Risk	Emerging Markets Risk	Smaller Company Risk	Growth Company Risk	Leveraging Risk

Fundamental Value Fund	X	X	X	X	X	X					X

Large Cap Growth Fund	X	X	X	X	X	X	X	X		X	X

Small Company Value Fund	X	X	X	X	X	X	X		X		X

Small Company Growth Fund	X	X	X	X	X	X	X	X	X	X	X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets in excess of $73.7 billion and assets under management in excess of $213 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. The current investment management fee paid by each Fund to MassMutual is identified under “Expense Information” for each Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares.

Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Large Cap Growth Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of September 30, 2001, Alliance Capital managed approximately $421 billion in assets.

Stephanie Simon
is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President of Alliance Capital, joined Alliance Capital after serving as Chief Investment Officer for Sargent Management Company, a private investment firm in Minneapolis. Previously, Ms. Simon was with First American Asset Management, the investment arm of U.S. Bancorp.

Eric P. Hewitt
is a portfolio manager of the Large Cap Growth Fund. Mr. Hewitt, a Vice President of Alliance Capital, joined Alliance Capital as an analyst after receiving an MBA from the University of Carlson School of Management.

Allied Investment Advisors, Inc. (“Allied”), located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202, manages a portion of the portfolio of the Small Company Growth Fund. Allied is a wholly-owned subsidiary of Allfirst Financial Inc., a Baltimore, Maryland-based financial services company, which in turn is owned by Allied Irish Banks, plc, a worldwide financial services organization based in Dublin, Ireland. As of September 30, 2001, Allied managed approximately $11.4 billion in assets.

H. Giles Knight
is the portfolio manager of the portfolio of the Small Company Growth Fund. Mr. Knight is a Principal of the firm with responsibilities including management of several institutional portfolios. Prior to joining Allied, Mr. Knight was Vice President of the Equity Group of ASB Capital Management, Inc. Mr. Knight has over 28 years of investment management experience.

Clover Capital Management, Inc. (“Clover”), located at 11 Tobey Village Office Park, Pittsford, New York 14534, manages a portion of the portfolio of the Small Company Value Fund. Clover, founded in 1984, manages more than $1 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura
is a portfolio manager of the portfolio of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, also conducts investment research in the Information Technology sector and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones
is a portfolio manager of the portfolio of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director and a co-founder of Clover. Mr. Jones’ primary role is Director of Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1860, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of October 31, 2001, Mazama had over $900 million in assets under management.

Ronald A. Sauer
is the senior portfolio manager of the portfolio of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Helen M. Degener
is a portfolio manager of the portfolio of the Small Company Growth Fund. Ms. Degener has been the Chief Investment Officer of Mazama since 1999. Previously, Ms. Degener was a Senior Vice President and Portfolio Manager of Fiduciary Trust from 1994 to 1999 and a Vice President and Portfolio Manager of J.P. Morgan from 1984 to 1994.

Stephen C. Brink
is a portfolio manager of the portfolio of the Small Company Growth Fund. Mr. Brink, a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust from 1984 to 1997.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2001, T. Rowe Price had approximately $140.4 billion in assets under management.

Preston G. Athey
is the portfolio manager of the portfolio of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Managing Director and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund. Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles, managing approximately $281 billion as of September 30, 2001.

John R. Ryan
leads a team of analysts, specializing in value oriented investing, who manage the Fundamental Value Fund. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Managing Partner of Wellington Management and has been with Wellington Management for over 20 years.

MassMutual has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

About the Classes of Shares – Multiple Class Information

Each Fund offers four Classes of shares: Class S, Class Y, Class L and Class A. The shares offered by this Prospectus are Class S, Class Y, Class L and Class A shares. None of the Classes of shares has up-front or deferred sales charges. Only Class A shares charge a service (Rule 12b-1) fee.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirements plans or through broker-dealers, financial institutions or insurance companies. Class A shares are primarily offered through retail distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers. Class S shares may be purchased by:

•
Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;
•	Registered mutual funds and collective trust funds; and
•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 distribution or services fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;
•	Registered mutual funds and collective trust funds;
•
Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, all of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 distribution or service fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;
•
Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.  Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 distribution or service fees.

Class A Shares

Eligible Purchasers.  Class A shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;
•	Individual retirement accounts described in Code Section 408; and
•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A shares. There is no minimum plan or institutional investor size to purchase Class A shares.

Class A shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share without an initial sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class A shares of the Funds. Under the Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses.

Compensation under the Plans for service fees will be paid to MassMutual and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay cash compensation to persons who provide services on behalf of Class L, Class S or Class Y shares. This compensation is paid by MassMutual, not from Fund assets. MassMutual may pay intermediaries up to .15% of the amount invested for Class L shares, as compensation for performing third party administration and/or other shareholder services. MassMutual may also pay intermediaries up to .15% of the amount invested for the servicing of Class Y or Class S shares. The payments on account of Class L, Class Y or Class S shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class L, Class Y or Class S shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid to brokers or other intermediaries for providing services on account of Class A shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class L, Class Y, Class S or Class A shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class A, Class L, Class Y or Class S shares will be paid quarterly, in arrears.

The Funds may pay brokerage commissions to Advest, Inc. (“Advest”) and Jefferies & Co., Inc. (“Jefferies”). Jefferies and Advest are each wholly-owned subsidiaries of companies for which one Trustee of the Trust serves as director. Each Fund may also pay brokerage commissions to affiliates of its Sub-Adviser.

Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”). The Funds’ generally determine their NAV at 4:00 p.m. Eastern Time every day the New York Stock Exchange (“NYSE”) is open. Your purchase order will be priced at the next NAV calculated after the transfer agent accepts your purchase order. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after the Funds’ transfer agent receives your redemption request. You will usually receive payment for your shares within 7 days after the transfer agent receives your written redemption request. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the transfer agent received the exchange request. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;
•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;
•	a pattern of exchanges occurs which coincides with a market timing strategy which may be disruptive to the Fund; or
•	the Fund would be unable to invest the Funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the value of certain foreign securities held by a Fund may change on days when you will not be able to buy or sell the Fund’s shares.

Determining Net Asset Value

We calculate the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that Class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. The Fund’s valuation methods are described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient Funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the calendar year in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund and the Overseas Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Investment Performance

Sub-Adviser Performance

Performance data shown for each Sub-Adviser is based on a composite of all substantially similar portfolios managed by that Sub-Adviser, adjusted to reflect the fees and expenses of each respective Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the relevant Fund.

For all of the Sub-Advisers, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•
to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)
Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)
Currency Transactions – Each Fund may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Certain limitations apply to the use of forward contracts by the Funds. For example, a Fund will not enter into a forward contract if, as a result, more than 25% of its total assets would be held in a segregated account covering such contracts. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Large Cap Growth Fund and the Small Company Growth Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Large Cap Growth Fund and the Small Company Growth Fund may also enter into stock index futures contracts. These Funds may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders. The Large Cap Growth Fund and the Small Company Growth Fund typically would be expected to have the highest incidence of trading activity.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Mortgage-Backed U.S. Government Securities and CMOs

The Funds may invest in mortgage-backed U.S. Government Securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government Securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., the Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These government agencies may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, currently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by MassMutual to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Large Cap Growth Fund, the Small Company Growth Fund and the Small Company Value Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

MASSMUTUAL INSTITUTIONAL FUNDS
1295 State Street
Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Institutional Funds: You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Institutional Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MassMutual Institutional Funds Coordinator, MIP N312.

From the SEC: You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL INSTITUTIONAL FUNDS
1295 State Street
Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

        THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL INSTITUTIONAL FUNDS (THE “TRUST”) DATED DECEMBER 31, 2001, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

        This SAI relates to the following Funds:

•	MassMutual Fundamental Value Fund

•	MassMutual Large Cap Growth Fund

•	MassMutual Small Company Value Fund

•	MassMutual Small Company Growth Fund

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated December 31, 2001

GENERAL INFORMATION

        MassMutual Institutional Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following four separate series of the Trust: (1) MassMutual Fundamental Value Fund (“Fundamental Value Fund”), (2) MassMutual Large Cap Growth Fund (“Large Cap Growth Fund”), (3) MassMutual Small Company Value Fund (“Small Company Value Fund”) and (4) MassMutual Small Company Growth Fund (“Small Company Growth Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of twenty-five separate series. Additional series may be created by the Trustees from time-to-time.

        The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-adviser for the Fundamental Value Fund is Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109. The investment sub-adviser for the Large Cap Growth Fund is Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105. The investment sub-advisers for the Small Company Value Fund are Clover Capital Management, Inc. (“Clover”), located at 11 Tobey Village Office Park, Pittsford, New York 14534 and T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The investment sub-advisers for the Small Company Growth Fund are Allied Investment Advisors, Inc. (“Allied”), located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202 and Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1860, Portland, Oregon 97258.

ADDITIONAL INVESTMENT POLICIES

        Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval.

        The following discussion, when applicable, elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

        General.    Each of the “Equity” Funds will generally invest at least 65% of its total assets in equity securities, generally common stock or securities convertible into common stock. Fixed income or “Bond” funds generally invest at least 65% of their total assets in debt instruments for which the Fund receives payments of interest and principal.

Fixed Income Securities

        Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

        The Funds may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

        Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

        Each Fund may purchase these lower and unrated securities, but in no event more than 25% of a Fund’s net assets will be invested in these types of securities.

Warrants and Rights

        A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

        Subject to the other investment limitations and each Fund’s investment objective, the Funds may invest in warrants and rights.

Repurchase and Reverse Repurchase Agreements

        In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or a Fund’s sub-advisor will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

        A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. A Fund engaging in reverse repurchase agreements will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Dollar Roll Transactions

        To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

        The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. Dollar roll transactions are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Short-Term Debt Securities

        Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

        Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

        The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Large Cap Growth Fund and the Small Company Growth Fund.

        Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds also may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

        Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Each investment sub-adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

        Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

        The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

        Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser or a Fund’s sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

        Other debt securities in which the Funds may invest (for the equity funds, generally not more than 10% of the fund’s assets) include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purpose of any Fund’s restrictions on investing in income-producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (such as Treasury bills and zero coupon bonds).

        Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

        Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

        Each Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

        The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

        The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

        Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

        Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

        Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•
Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•
Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•
Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•
Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

        Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

        A Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAl), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

        The Funds currently may use the hedging instruments and derivatives discussed below. In the future, a Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and disclosed in its Prospectus or in this SAI.

        (1)  Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. The Funds will not enter into forward contracts if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

        (2)  Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar denominated investments. The Funds may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

        Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s sub-adviser.

        The Large Cap Growth Fund and the Small Company Growth Fund may deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

        A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

        To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the German deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

        (3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

        (i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets.

        (ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

        (1)  Options and Futures Transactions.    While all Funds are permitted to use derivatives, the Large Cap Growth Fund and Small Company Growth Fund are more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to each Fund’s respective investment objective. The Funds, may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

        The Funds may utilize options and futures contracts to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment sub-adviser and consistent with a Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment sub-advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

        The Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

        (2)  Purchasing Put and Call Options.    The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

        The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

        The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

        (3)  Selling (Writing) Put and Call Options.    The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

        If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

        Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

        The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

        (4)  Options on Indexes.    The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

        For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

        (5)  Exchange Traded and OTC Options.    All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

        Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        (6)  Futures Contracts and Options on Futures Contracts.    The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

        The Funds may use futures contracts as a hedge against the effects of interest rate changes.

        Transactions by the Funds in futures contracts involve certain risks. Employing futures contracts as a substitute for purchasing the designated underlying securities involves a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Funds intend to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

        Future Developments.    All Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

        Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

        The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

        (7)  Combined Positions.    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        (8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

        (a)  Correlation of Price Changes.     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

        Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        (b)  Liquidity of Options and Futures Contracts.     There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

        (c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or its investment sub-adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

        (d)  Asset Coverage for Futures Contracts and Options Positions.    The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

        (9)  Swaps and Related Swap Products:    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”).

        Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

        Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

        The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

        The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

        The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s investment sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

        Each of the investment sub-advisers to the Funds that utilize these instruments will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

        The Funds will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement.

        The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the investment sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

        During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

        The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Funds may engage in such transactions.

Illiquid Securities

        Each Fund may invest not more than 15% of its net assets in illiquid securities. These policies do not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities are determined to be liquid by the Board of Trustees, the Adviser and/or the Fund’s sub-adviser, if such determination by the Adviser or the Fund’s sub-adviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value. Additionally, this policy is not intended to apply to securities which become illiquid, i.e., difficult to sell at a favorable price, as a result of market conditions.

        Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

        The Large Cap Growth Fund, the Small Company Growth Fund, and, to a lesser extent, each of the other Funds, are permitted to invest in foreign securities. With the exception of the Funds specifically identified in the preceding sentence, each Fund may invest in foreign securities only if: (i) such securities are U.S. dollar denominated; or (ii) if such securities are not U.S. dollar denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

        Foreign securities include debt, equity and hybrid instruments, obligations and securities of foreign issuers, including governments of countries other than the United States and companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or foreign over-the-counter markets. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts (“ADR’s”), (ii) traded in the United States over-the-counter markets, or (iii) listed on a U.S. securities exchange.

        ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges, and therefore are not treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities, although they are subject to many of the same risks as foreign securities as described below.

        The Large Cap Growth Fund and the Small Company Growth Fund also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or poo1 of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

        Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

        A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

        In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

        Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

        Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

        The Large Cap Growth Fund, the Small Company Growth Fund and the Small Company Value Fund may purchase securities on a “when-issued” or on a “forward delivery” basis. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

        Wellington Management, Alliance Capital, Clover, T. Rowe Price, Allied and Mazama use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

        The Funds may pay brokerage commissions to Advest, Inc. (“Advest”) and Jefferies & Co., Inc. (“Jefferies”). Jefferies and Advest are each wholly-owned subsidiaries of companies for which one Trustee of the Trust serves as director. The Funds may also pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment sub-advisers.

        Other Investment Companies.    Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund’s sub-adviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and in this Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent T. Rowe Price from investing the assets of its portion of the portfolio of the Small Company Value Fund in a money market fund managed by T. Rowe Price pursuant to an SEC exemptive order.

        Exchange Traded Funds (ETFs).    These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Cash Positions

        Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds.

Short Sales Against-the-box

        Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box but is permitted to do so.

Investment Basket

        Notwithstanding any Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize one or more of the Funds to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-advisers, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority but is permitted to do so.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

        Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

        (1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer.

        (2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3) Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4) Make short sales, except for sales “against-the-box.”

(5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

        (6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

        (7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

        (8)  Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

        (9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

        (10)  With the exception of the Large Cap Growth Fund and the Small Company Growth Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

        (11)  With the exception of the Large Cap Growth Fund and the Small Company Growth Fund, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than 1/2 of 1% of the securities of such issuer.

        Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

        In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

        In accordance with such policies and guidelines, each Fund may not:

(1) Invest for the purpose of exercising control over, or management of, any company.

        (2)  Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees, except this restriction shall not prohibit the investment by the portion of the portfolio of the Small Company Value Fund sub-advised by T. Rowe Price in a money market fund managed by T. Rowe Price pursuant to an SEC exemptive order.

        (3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

MANAGEMENT OF THE TRUST

        The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and sub-advisers to the Funds, respectively, MassMutual, Wellington Management, Alliance Capital, Clover, T. Rowe Price, Allied and Mazama may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Stuart H. Reese*	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 46

        Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; President and Chief Executive Officer (since 1999), David L. Babson & Company Inc. (investment adviser); President (since 1995), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1994), Merrill Lynch Derivative Products; Director (since 1996), Antares Capital Corporation (finance company) and Charter Oak Capital Management, Inc. (investment adviser); Director (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Director (1994-1996), Pace Industries (aluminum die caster); Advisory Board Member (since 1995), Kirtland Capital Partners; President (since 1994), MML Series Investment Fund (open-end investment company).

Ronald J. Abdow	Trustee of the Trust
1111 Elm Street
West Springfield, MA 01089
Age: 69

        President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 1993), MML Series Investment Fund (open-end investment company).

Richard H. Ayers	Trustee of the Trust
176 Sewall Road
Wolfeboro, NH 03894
Age: 58

        Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Mary E. Boland	Trustee of the Trust
67 Market Street
Springfield, MA 01102
Age: 61

        Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), First Mass Bank; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

David E.A. Carson	Trustee of the Trust
1 Financial Plaza
Hartford, CT 06103
Age: 66

        Retired; Chairman and Chief Executive Officer (1997-2000), President and Chief Executive Officer (1985-1997), People’s Bank; Director, United Illuminating Co. (electric utility); Trustee (since 1991), American Skandia Trust, American Skandia Advisor Funds and American Skandia Master Trust (open-end investment companies); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Richard W. Greene	Trustee of the Trust
38 Tall Timbers Dr.
Glastonbury, CT 06033
Age: 65

        Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Beverly L. Hamilton	Trustee of the Trust
69 Byron Drive
Avon, CT 06001
Age: 54

        President (1999), ARCO Investment Management Co.; Director (since 1991), American Funds Emerging Markets Growth Fund (open-interval mutual fund); Trustee (since 2000), Monterey Institute for International Studies; Trustee (since 1998), The Common Fund; Investment Advisory Committee of Rockefeller Foundation, Unilever (Holland) pension fund, CFSB Sprout, University of Michigan endowment and Hartford Hospital; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
87 Ely Rd.
Longmeadow, MA 01106
Age: 59

        Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Denver-based Oppenheimer and Centennial Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Charles J. McCarthy	Trustee of the Trust
181 Eton Road
Longmeadow, MA 01106
Age: 77

        Retired; Proprietor (until 2000), Synectics Financial Company (venture capital activities, business consulting and investments); Trustee, MML Series Investment Fund (open-end investment company).

Richard G. Dooley*	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 71

        Consultant (since 1993), MassMutual; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman (since 1995), Chairman (1982-1995), Director (since 1974), MassMutual Corporate Investors, and Vice Chairman (since 1995), Director (since 1988), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Vice Chairman (since 1995), Chairman (1988-1995), Trustee (since 1995) MML Series Investment Fund (open-end investment company); Director (since 1996), Charter Oak Capital Management, Inc.

Frederick C. Castellani*	Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 54

        Executive Vice President (since 2001), Senior Vice President (since 1996), MassMutual; Senior Vice President (1993-1996), CIGNA (insurance and retirement services); Trustee and President (since 2001), MML Series Investment Fund (open-end investment company).

James S. Collins	Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 43

        Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company).

Isaac Williams, Jr.	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 43

        Managing Director (since 1999), David L. Babson & Company Inc. (investment adviser); Second Vice President (1998-1999), MassMutual; Regional Director (1988-1998), Peerless Insurance Company (property/casualty insurance company); Vice President (since 1999), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.
Thomas M. Kinzler	Vice President and Secretary of the Trust
1295 State Street
Springfield, MA 01111
Age: 45

        Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996). Counsel 1989-1995), MassMutual; Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company).
Vernon J. Meyer	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 36

        Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MML Series Investment Fund (open-end investment company).

        The Audit Committee makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. The Nominating Committee consists of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or any investment sub-adviser and considers making all nominations for all members of the Board of Trustees. The selection and nomination of management nominees for such vacancies is committed to the discretion of the Nominating Committee. The Pricing Committee determines the fair value of securities for which market quotations are not readily available.

COMPENSATION

        The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,000 per quarter plus $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

        The following table discloses the compensation paid to the Trust’s non-interested Trustees for the calendar year ended December 31, 2000. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the non-interested Trustees also serves as a Trustee of one other investment company managed by MassMutual, MML Series Investment Fund. Total Compensation from the Trust and Fund Complex reflects compensation paid in the calendar year ended December 31, 2000.

Name/Position	Aggregate Compensation from Registrant	Deferred Compensation accrued as part of Fund Expenses	Total Compensation From Registrant and Fund Complex
Ronald J. Abdow Trustee	$16,000		$32,000
Richard H. Ayers Trustee	17,000		34,000
Mary E. Boland Trustee	8,000	$ 8,000	32,000
David E.A. Carson Trustee	16,000		32,000
Richard W. Greene Trustee	16,000		32,000
Beverly L. Hamilton Trustee	4,000	12,000	32,000
F. William Marshall, Jr. Trustee	16,000		32,000
Charles J. McCarthy Trustee	17,000		34,000

        The officers and Trustees of the Trust as a group own less than 1% of any series of outstanding shares of the Trust.

        The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

        After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

        On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Institutional Funds, Attn: MIP C218, 1295 State Street, Springfield, Massachusetts 01111.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

        MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust dated as of December 31, 2001, (collectively the “Advisory Agreements”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

        Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of each Advisory Agreement, each Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

        Besides serving as investment adviser to the other 21 series of the Trust, MassMutual also serves as investment adviser to: MML Money Market Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Value Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

        The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .65% for the Fundamental Value Fund, .65% for the Large Cap Growth Fund, .85% for the Small Company Value Fund and .85% for the Small Company Growth Fund.

        Wellington Management serves as investment sub-adviser for the Fundamental Value Fund.

        Alliance Capital serves as investment sub-adviser for the Large Cap Growth Fund. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”) is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the NYSE in the form of units (“Alliance Holding Units”). As of September 30, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and approximately 52% of the outstanding Alliance Units, representing an approximate 53% economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French insurance holding company.

        Clover and T. Rowe Price both act as sub-advisers for the Small Company Value Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

        Mazama and Allied both act as sub-advisers for the Small Company Growth Fund.

ADMINISTRATOR AND SUB-ADMINISTRATOR

        MassMutual has entered into a separate administrative services agreement (each an “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which range from .3129% to .3593% for Class A shares; .1629% to .2093% for Class Y shares; .1229% to .1693% for Class S shares and .3129% to .3593% for Class L shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

THE DISTRIBUTOR

        The Trust’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to a General Distributor’s Agreement with the Trust dated as of May 3, 1999 (the “Distribution Agreement”), as amended. The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

        The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

CLASS A DISTRIBUTION AND SERVICE PLANS

        The Trust has adopted, with respect to the Class A shares of each of the Funds, an Amended and Restated Distribution and Service Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Plans on November 5, 2001 for the Funds. Under the terms of each of the Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A shares, preparing, printing and delivering prospectuses and reports for other than existing Class A shareholders, providing facilities to answer questions from other than existing Class A shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who prepare, print and deliver prospectuses and shareholder reports to Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who issue account statements to Class A shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

        Each Plan provides that it may not be amended to materially increase the costs which Class A shareholders may bear under the Plan without the approval of a majority of the outstanding Class A shares of the Fund.

        Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

        The Conduct Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services), are not subject to the limits.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

        IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT PUBLIC ACCOUNTANT

        Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, 10281, is the Trust’s independent public accountant.

CODES OF ETHICS

        The Trust, MassMutual, MML Distributors, LLC, Wellington Management, Alliance Capital, Clover, T. Rowe Price, Allied and Mazama have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s investment sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

        Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Although commissions paid on every transaction will, in the judgment of the investment sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Distributor) who were selected to execute transactions on behalf of the Trust and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to an investment sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the investment sub-adviser. Research provided by brokers is used for the benefit of all of the investment sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

        The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

        Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

SHAREHOLDER INVESTMENT ACCOUNT

        A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of each Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

        The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of twenty-two separate series have been authorized, twenty-one of which constitute the interests in the Funds described in the Prospectus. Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

        With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

        The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

        Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

        Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

        The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

INVESTMENT PERFORMANCE

        Total return figures for all of the Funds may be provided in reports, sales literature and advertisements. Any performance information with respect to any class of Fund shares will be provided net of any Fund expenses for that class.

        Each of the Funds may advertise its total return for each class of shares. Total return quotations will be based upon a stated period and will be computed by determining the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

n P(1+T) =ERV

Where:	P =	a hypothetical initial payment of $1000.

	T =	average annual total return.

	n =	number of years.

	ERV =	ending redeemable value at the end of the stated period of a hypothetical $1000 payment made at the beginning of the stated period.

        Each investment performance figure will be carried to the nearest hundredth of one percent.

        A Fund’s yield or total return is not fixed or guaranteed and the Fund’s principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future. The yield is a function of available interest rates on securities in which the Fund invests, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of the Fund’s operating expenses. The yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at returns different from those being earned on current portfolio instruments. Yield may also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund’s current portfolio instruments. Total return is a function of the value of a Fund’s portfolio securities over time, which may be expected to fluctuate, as well as of income earned by the Fund on such securities and of the Fund’s operating expenses.

Performance Comparisons

        From time-to-time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

        Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, S&P Mid Cap 400 Index, the Russell 2000 Index, Russell 2000 Growth Index, Russell 2500 Index, the NASDAQ 100 Index (with respect to the OTC 100 Fund), the Lehman Brothers 20+ Treasury Index, Donoghue’s Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Treasury Bond Index, Lehman Brothers 1-3 Year Government Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Balanced Fund Index, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, Morgan Stanley Capital International Index for Europe, Australia and the Far East (“MSCI EAFE Index”), or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund’s results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

        The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund’s historical performance or current or potential value with respect to the particular industry or sector.

        Each Fund’s performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue’s Money Fund Report, including Donoghue’s Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS

        The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund’s shares since the rating would not comment on the market price of the Fund’s shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund’s performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

TAXATION

        Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

        As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

        An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

        Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains generally will be subject to a 20% tax rate.

        Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

        Each of the International Equity Fund and the Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. Each of the International Equity Fund and the Overseas Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

        Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Long-term capital gains generally will be subject to a 20% tax rate. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

        A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

        Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

EXPERTS

        Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

GLOSSARY

        Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

        Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

        NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa—including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB—including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

        U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

        The name MassMutual Institutional Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX—DESCRIPTION OF SECURITIES RATINGS

        Although the ratings of fixed-income securities by S&P and Moody’s are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

        The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

        S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

        A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-I.

        Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

        Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

        S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

        A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Moody’s describes its four highest corporate bond ratings as follows:

        Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A    Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

        Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.